UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 18, 2019

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia			001-08918	58-1575035
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E.,	Atlanta,	GA		30308
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code:	(800)	786-8787

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock	STI	New York Stock Exchange
Depositary Shares, Each Representing a 1/4000th Interest in a Share of Perpetual Preferred Stock, Series A	STI PRA	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities of SunTrust Preferred Capital I (representing interests in shares of Perpetual Preferred Stock, Series B)	STI/PRI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD.
On July 18, 2019, SunTrust Banks, Inc. (the “Registrant”) announced financial results for the period ended June 30, 2019. A copy of the news release announcing such results is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Registrant intends to hold an investor call and webcast to discuss these results on July 18, 2019, at 11:00 a.m. Eastern time. Additional presentation materials relating to such call are furnished hereto as Exhibit 99.2 and are incorporated herein by reference.
The foregoing information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD.” Consequently, it is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K. All information in the news release and presentation materials speak as of the date thereof and the Registrant does not assume any obligation to update said information in the future. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 2.02 or Item 7.01 of this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	News release dated July 18, 2019 (furnished with the Commission as a part of this Form 8-K).

99.2	Presentation slides dated July 18, 2019 (furnished with the Commission as a part of this Form 8-K).

Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors which could affect the forward-looking statements contained herein can be found under the captions “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in BB&T’s and SunTrust’s joint proxy statement/prospectus that forms part of the registration statement on Form S-4 filed by BB&T, in BB&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It
In connection with the SunTrust's proposed merger with BB&T, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger, as amended on May 7, 2019, June 14, 2019, and June 19, 2019. The registration statement includes a joint proxy statement/prospectus. BB&T and SunTrust commenced mailing the joint proxy statement/prospectus to shareholders on or about June 27, 2019.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Regulatory & Legal” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971.
Participants in the Solicitation
BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction and will be included in other relevant materials to be filed with the SEC when they become available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 19, 2019, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 8, 2019, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date:	July 18, 2019	By: /s/ R. Ryan Richards
R. Ryan Richards, Senior Vice President and Controller